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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made and entered into as of November 24, 2004 by and among Integrated Electrical Services, Inc., a Delaware corporation (the "COMPANY"), the parties set forth on Schedule I hereto (each, a "PURCHASER" and collectively, the "PURCHASERS") and the subsidiaries of the Company set forth on Schedule II hereto (each, a "GUARANTOR" and collectively, the "GUARANTORS").

      In order to induce each of the Purchasers to enter into that certain Purchase Agreement of dated as of November 22, 2004, by and among the Company, the Guarantors and the Purchasers (the "PURCHASE AGREEMENT"), the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

      The Company and the Guarantors agree with the Purchasers (i) for their benefit as the Purchasers and (ii) for the benefit of the beneficial owners (including the Purchasers) from time to time of the Notes (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Notes (each of the foregoing a "HOLDER" and together the "HOLDERS"), as follows:

      Section 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "AFFILIATE" means with respect to any specified person, an "affiliate," as defined in Rule 144, of such person.

      "AMENDMENT EFFECTIVENESS DEADLINE DATE" has the meaning set forth in
Section 2(d) hereof.

      "APPLICABLE CONVERSION PRICE" means, as of any date of determination, the Conversion Price of the Notes then in effect as determined in accordance with the terms of the Indenture or, if no Notes are then outstanding, the Conversion Rate that would be in effect were Notes then outstanding.

      "BUSINESS DAY" has the meaning assigned to such term in the Indenture.

      "COMMON STOCK" has the meaning assigned to such term in the Indenture.

      "COMPANY INDEMNIFIED PARTY" has the meaning set forth in Section 6(b) hereof.

      "CONVERSION PRICE" has the meaning assigned to such term in the Indenture.

      "EDGAR" means the Electronic Data Gathering, Analysis, and Retrieval system by which companies file forms with the SEC.

      "EFFECTIVENESS DEADLINE DATE" has the meaning set forth in Section 2(a) hereof.

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      "EFFECTIVENESS PERIOD" means a period that will terminate upon the earliest of (1) the date on which all Registrable Securities held by non-affiliates are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act or any successor provision thereof, (2) the date when each of the Registrable Securities covered by the Shelf Registration Statement has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (3) the date on which all Registrable Securities have been resold pursuant to Rule 144 under the Securities Act, (4) the date on which all the Notes and the Registrable Securities cease to be outstanding and (5) 60 days after the date that is the two year anniversary of the Issue Date.

      "EVENT" has the meaning set forth in Section 2(e) hereof.

      "EVENT DATE" has the meaning set forth in Section 2(e) hereof.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "FILING DEADLINE DATE" has the meaning set forth in Section 2(a) hereof.

      "GUARANTOR" and "GUARANTORS" have the meanings set forth in the preamble of this Agreement.

      "HOLDER" has the meaning set forth in the third paragraph of this Agreement.

      "HOLDER INDEMNIFIED PARTY" has the meaning set forth in Section 6(a) hereof.

      "INDEMNIFIED PARTY" has the meaning assigned to such term in Section 6(c) hereof.

      "INDEMNIFYING PARTY" has the meaning set forth in Section 6(c) hereof.

      "INDENTURE" means the Indenture, dated as of November 24, 2004, by and among the Company, the Guarantors and The Bank of New York, a New York banking corporation, as Trustee, pursuant to which the Notes are being issued.

      "INITIAL SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2(a) hereof.

      "ISSUE DATE" means the first date of original issuance of the Notes.

      "LIQUIDATED DAMAGES ACCRUAL PERIOD" has the meaning set forth in Section 2(e) hereof.

      "LIQUIDATED DAMAGES" has the meaning set forth in Section 2(e) hereof.

      "LIQUIDATED DAMAGES PAYMENT DATE" means each interest payment date under the Indenture in the case of Notes, and each May 1 and November 1 in the case of the Underlying Common Stock.

      "MAKE-WHOLE PREMIUM" has the meaning assigned to such term in the Indenture.

      "MATERIAL EVENT" has the meaning set forth in Section 3(i) hereof.

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      "NOTES" means the Series A 6.5% Senior Convertible Notes due 2014 and the
Series B 6.5% Senior Convertible Notes due 2014, of the Company, to be purchased pursuant to the Purchase Agreement.

      "NOTICE AND QUESTIONNAIRE" means a written notice and questionnaire delivered to the Company containing the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A hereto.

      "NOTICE HOLDER" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date, so long as all of their Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have not been sold in accordance with a Shelf Registration Statement.

      "PURCHASE AGREEMENT" has the meaning set forth in the preamble hereof.

      "PROCEEDING" has the meaning set forth in Section 6(c) hereof.

      "PROSPECTUS" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

      "PURCHASER" and "PURCHASERS" have the meaning set forth in the preamble of this Agreement.

      "RECORD HOLDER" means (i) with respect to any Liquidated Damages Payment Date relating to any Notes as to which any such Liquidated Damages has accrued, the holder of record of such Note on the record date with respect to the interest payment date under the Indenture on which such Liquidated Damages Payment Date shall occur and (ii) with respect to any Liquidated Damages Payment Date relating to the Underlying Common Stock as to which any such Liquidated Damages has accrued, the registered holder of such Underlying Common Stock 15 days prior to such Liquidated Damages Payment Date.

      "REGISTRABLE SECURITIES" means the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the Effectiveness Period.

      "REGISTRATION EXPENSES" has the meaning set forth in Section 5 hereof.

      "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

      "RULE 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

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

      "SEC" means the Securities and Exchange Commission.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

      "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 2(a) hereof.

      "SUBSEQUENT SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2(b) hereof.

      "SUSPENSION NOTICE" has the meaning set forth in Section 3(i) hereof.

      "SUSPENSION PERIOD" has the meaning set forth in Section 3(i) hereof.

      "TRUSTEE" means The Bank of New York, a New York banking corporation, the Trustee under the Indenture.

      "UNDERLYING COMMON STOCK" means the Common Stock issued or issuable upon conversion or repurchase of the Notes, including any Common Stock issued or issuable in connection with a Make-Whole Premium (as defined in the Indenture) to be paid in accordance with Article VIII of the Indenture.

      Section 2. Shelf Registration.

      (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the "FILING DEADLINE DATE") that is 180 days after the Issue Date, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "SHELF REGISTRATION STATEMENT") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "INITIAL SHELF REGISTRATION STATEMENT"). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the reasonable methods of distribution elected by the Holders, reasonably approved by the Company, and set forth in the Initial Shelf Registration Statement. The Company shall not permit any securities other than the Registrable Securities to be included in any Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the "EFFECTIVENESS DEADLINE DATE") that is 360 days after the Issue Date, and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date that is five Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

      (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the

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Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 10 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "SUBSEQUENT SHELF REGISTRATION STATEMENT"). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Shelf Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

      (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Purchasers or Trustee on behalf of the Holders covered by such Shelf Registration Statement.

      (d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(i). Each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a completed and executed Notice and Questionnaire to the Company prior to any attempted or actual distribution of Registrable Securities under the Shelf Registration Statement; provided that (A) the Company shall send the Notice and Questionnaire to each Holder as soon as practicable, but not later than 30 Business Days prior to the Filing Deadline Date and (B) Holders shall have at least 20 Business Days from the date on which the Notice and Questionnaire is first sent to such Holders by the Company to complete and return the Notice and Questionnaire to the Company. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event within the later of (x) five Business Days after such date or (y) five Business Days after the expiration of any Suspension Period (1) in effect when the Notice and Questionnaire is delivered or (2) put into effect within five Business Days of such delivery date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or, if required by applicable law, prepare and file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "AMENDMENT EFFECTIVENESS DEADLINE DATE") that is 45 days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder a reasonable number of copies of any documents filed pursuant to Section 2(d)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to
Section 2(d)(i); provided that if such Notice and Questionnaire is delivered during a Suspension Period,

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or a Suspension Period is put into effect within five Business Days after such delivery date, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and
(iii) above within ten Business Days after expiration of the Suspension Period in accordance with Section 3(i). Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d).

      (e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date or (iii) the Initial Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) or usable for the offer and sale of Registrable Securities for a period of time (including any Suspension Period) which shall exceed 45 days in the aggregate in any three-month period or 90 days in the aggregate in any 12-month period (each of the events of a type described in any of the foregoing clauses (i) through (iii) are individually referred to herein as an "EVENT," and the Filing Deadline Date in the case of clause (i), the Effectiveness Deadline Date in the case of clause
(ii), the date on which the duration of the ineffectiveness or unusability of the Initial Shelf Registration Statement in any period exceeds the number of days permitted by clause (iii) hereof in the case of clause (iii), being referred to herein as an "EVENT DATE"). Events shall be deemed to continue until the following dates with respect to the respective types of Events: the date the Initial Shelf Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Initial Shelf Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clause (ii), and the date the Initial Shelf Registration Statement becomes effective or usable again in the case of an Event of the type described in clause (iii).

      Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "LIQUIDATED DAMAGES ACCRUAL PERIOD"), the Company and the Guarantors severally agree to pay, as liquidated damages and not as a penalty, ("LIQUIDATED DAMAGES") at the rate described below, payable periodically on each Liquidated Damages Payment Date to Record Holders of Notes that are Registrable Securities and of shares of Underlying Common Stock issued upon conversion of Notes that are Registrable Securities, as the case may be, to the extent of, for each such Liquidated Damages Payment Date, accrued and unpaid Liquidated Damages to (but excluding) such Liquidated Damages Payment Date (or, if the Liquidated Damages Accrual Period shall have ended prior to such Liquidated Damages Payment Date, to the date of the end of the Liquidated Damages Accrual Period); provided that any Liquidated Damages accrued with respect to any Note or portion thereof called for redemption on a redemption date or converted into Underlying Common Stock on a conversion date prior to the Liquidated Damages Payment

                                       6
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Date, shall, in any such event, be paid instead to the Holder who submitted such
Note or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion). Liquidated Damages shall accrue at a rate per annum equal to (1) 0.25% for the first 90-day period from the Event Date and (2) 0.50% thereafter of (i) the aggregate principal amount of such Notes or, without duplication, (ii) in the case of Notes that have been converted into Underlying Common Stock, the Applicable Conversion Price of such shares of Underlying Common Stock, as the case may be, in each case determined as of the Business Day immediately preceding the next Liquidated Damages Payment Date. Notwithstanding the foregoing, no Liquidated Damages shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of Liquidated
Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company or any Guarantor of Liquidated Damages to the Holders of Registrable Securities pursuant to this Section, the accrual of Liquidated Damages shall cease (without in any way limiting the effect of any subsequent Event requiring the payment of Liquidated Damages by the Company or any Guarantor).

      The Trustee shall be entitled, on behalf of Holders of Notes, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude a Holder from pursuing or obtaining a specific performance or equitable relief with respect to this Agreement.

      All of the Company's and each Guarantor's obligations set forth in this
Section 2(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(k)).

      The parties hereto agree that the liquidated damages provided for in this
Section 2(e) constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

      Section 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

      (a) Prepare and file with the SEC a Shelf Registration Statement or Shelf Registration Statements on Form S-3 or any other appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Shelf Registration Statement to become effective and remain effective as provided herein; provided that before filing any Shelf Registration Statement or Prospectus or any amendments or

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supplements thereto with the SEC, the Company shall furnish to the Holders and counsel for the Holders copies of all such documents proposed to be filed which documents (other than a prospectus supplement filed solely to update the selling stockholder information in the Prospectus) will be subject to the review of such counsel for a period of no less than ten Business Days prior to the initial filing of the Shelf Registration Statement or any post-effective amendment thereto or no less than three Business Days prior to the filing of a pre-effective amendment to the Shelf Registration Statement, and the Company will not file the Shelf Registration Statement or Prospectus or any amendment or supplement thereto (other than documents incorporated by reference) to which such counsel shall reasonably object within three Business Days after the receipt thereof.

      (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

      (c) As promptly as practicable give notice to the Notice Holders, the Purchasers and counsel to the Holders (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) after the effective date of any Shelf Registration Statement filed pursuant to this Agreement of the occurrence of (but not the nature of or details concerning) a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(i) shall apply.

      (d) Use its reasonable best efforts to prevent the issuance of, and, if issued, to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in

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either case at the earliest possible moment, and provide prompt notice to each
Notice Holder and the Purchasers of the withdrawal of any such order.

      (e) If requested by the Purchasers or any Notice Holder, as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement such information as the Purchasers or such Notice Holder shall, on advice from counsel, determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 3(e) that, on advice from counsel for the Company, the Company determines would not be in compliance with applicable law.

      (f) As promptly as practicable furnish to each Notice Holder, counsel for the Holders and for the Purchasers, without charge, at least one conformed copy of the Shelf Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, which obligation shall be deemed satisfied if such information is available through EDGAR or on or through the Company's website.

      (g) During the Effectiveness Period, deliver to each Notice Holder, the Purchasers and counsel for the Holders, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder and the Purchasers may reasonably request; and the Company hereby consents (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

      (h) Prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); and prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

      (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development (a "MATERIAL EVENT") that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) or (C) above, subject to the next sentence, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that the Company may rely on information provided by each Notice Holder with respect to such Notice Holder), as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and
(ii) give notice to the Notice Holders and counsel for the Holders and for the Purchasers (or, if applicable, separate counsel for the Holders) that the availability of the Shelf Registration Statement is suspended (a "SUSPENSION NOTICE") and, upon receipt of any Suspension Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to such Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (g) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed
(x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company, the Shelf Registration Statement does not contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended (the "SUSPENSION PERIOD") without the Company incurring any obligation to pay liquidated damages pursuant to Section 2(e) shall not exceed 30 days in any three-month period and 90 days in any 12-month period; provided, however, that if the use of the Shelf Registration Statement or any Prospectus is suspended by the Company pursuant to clause (C) above and the subject Material Event relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's ability to consummate such transaction or cause the Company to violate any non-disclosure agreement or confidentiality agreement in any contract relating to such transaction, the Company may extend a Suspension Period from 30 days to 45 days.

      (j) Make available for inspection during normal business hours by representatives for the Notice Holders of such Registrable Securities, and any investment banks, attorneys and accountants retained by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make available for inspection during normal business hours all relevant information reasonably requested by such representatives for the Notice Holders, or any such investment banks, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however, that such persons shall, at the Company's request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company, and provided that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders.

      (k) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be registered in such names as such Notice Holder may request in writing at least three Business Days prior to any sale of such Registrable Securities.

      (l) Provide the Trustee and the transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

      (m) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

      (n) Upon (i) the filing of the Initial Registration Statement and (ii) the effectiveness of the Initial Registration Statement, announce the same, in each case by press release to a nationally recognized wire service.

      (o) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

      (p) Cause all shares of Common Stock issuable upon conversion of the Securities to be reserved for listing on each securities exchange or quotation system on which the Common Stock is then listed no later than the date the applicable Shelf Registration Statement is declared effective and, shall cause all Common Stock to be so listed when issued.

      (q) Use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

      (r) Enter into such customary agreements and take all such other necessary actions in connection therewith (including those requested by the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities.

      (s) If the Registrable Securities are in certificated form, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and, with respect to any Notes, in such denominations permitted by the Indenture and registered in such names as Holders may request at least two Business days prior to settlement of sales of Registrable Securities pursuant to such Shelf Registration Statement.

      (t) Subject to the exceptions contained in clauses (i) and (ii) of Section 3(h) above, use its reasonable best efforts to cause the Registrable Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities as contemplated by the Shelf Registration Statement.

      Section 4. Holder's Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

      Section 5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 2 and 3 of this Agreement whether or not any of the Shelf Registration Statements are declared effective. Such fees and expenses ("REGISTRATION EXPENSES") shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses
(x) with respect to filings required to be made with the New York Stock Exchange, and (y) of compliance with federal and state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication and mailing expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company and the fees and disbursements of one counsel chosen by the Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Notes deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Notes are or would be convertible, not including, for this purpose only, any shares of Common Stock payable as a Make-Whole Premium (as defined in the Indenture) upon conversion of any Note) in connection with the Shelf Registration Statement, and (v) fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

      Section 6. Indemnification; Contribution.

      (a) The Company and the Guarantors severally agree to indemnify and hold harmless each Holder and its directors, officers, employees, members, representatives and agents and each person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "HOLDER INDEMNIFIED PARTY"), from and against (i) any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Holder Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, as incurred, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information required to be included in any Shelf Registration Statement or the related Prospectus pursuant the Securities Act furnished in writing by or on behalf of any Holder to the Company, (ii) any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and (iii) any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that as to any preliminary prospectus, this indemnity agreement shall not inure to the benefit of any Holder Indemnified Party on account of any loss, claim, damage, liability or action arising from the sale of the Registrable Securities sold pursuant to the Shelf Registration Statement to any person by such Holder Indemnified Party if (i) that Holder Indemnified Party failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act (other than as a result of a failure by the Company to timely deliver copies of the Prospectus to such Holder Indemnified Party) and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus was corrected in the Prospectus or a supplement or amendment thereto, as the case may be. This indemnity agreement will be in addition to any liability that the Company or any Guarantor may otherwise have.

      (b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company and the Guarantors, and their directors, officers, employees, members, representatives and agents and each person, if any, who controls the Company or any Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "COMPANY INDEMNIFIED PARTY") from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which such Company Indemnified Party may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by or on behalf of such Holder to the Company required to be included in any Shelf Registration Statement or the related Prospectus pursuant the Securities Act, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, in connection with such information; provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

      (c) If any action, suit or proceeding (each, a "PROCEEDING") is brought against any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 6, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding with counsel reasonably satisfactory to the Indemnified Party and shall pay the fees and expenses of such counsel; provided, however, that failure to so notify the Indemnifying Party shall not relieve such Indemnifying Party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may otherwise have than on account of this indemnity agreement. Such Indemnified Party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnified Party is a Holder of Notes representing not less than 33% of the aggregate principal amount of the then outstanding Notes, (ii) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary,
(iii) the Indemnifying Party has failed within a reasonable time after receipt of notice to assume defense of a Proceeding to retain counsel reasonably satisfactory to the Indemnified Party or (iv) the named parties in any such Proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, the Indemnifying Party proposes to have the same counsel represent it and the Indemnified Party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party may, in connection with any Proceeding or related Proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties in accordance with the foregoing sentence, and that all such fees and expenses actually incurred shall be promptly reimbursed as incurred upon delivery to the Indemnifying Party of reasonable documentation therefor setting forth such expenses in reasonable detail. The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify and hold harmless any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested the Indemnifying Party to reimburse the Indemnified Party as contemplated by this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its consent if
(i) such settlement is entered into more than 60 Business Days after receipt by the Indemnifying Party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least 30 days' prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and without admission of fault by the Indemnified Party.

      (d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under subsections (a) and (b) of this Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities or claims, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holders on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. Notwithstanding the provisions of this Section 6, neither any of the Purchasers nor any Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder or Purchaser, as the case may be, exceeds the amount of any damages that such Holder or Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of the Company on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

      (e) The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company or Guarantors, or the Company's or any Guarantor's officers or directors or any person controlling the Company or any Guarantor and (iii) the sale of any Registrable Security by any Holder.

      (g) Section 6 of this Agreement may not be amended except by an instrument in writing signed by the Indemnified Party affected hereto.

      Section 7. Information Requirements.

      (a) The Company covenants that, if at any time before the end of the Effectiveness Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, Rule 144A, Regulation S and Regulation D under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company's most recent report filed with the SEC pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

      (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-1 or Form S-3, as the case may be, in order to allow the Company to be eligible to file registration statements on Form S-1 or Form S-3.

      Section 8. Miscellaneous.

      (a) No Contrary Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that violates the rights granted to the Holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way violate the rights granted to the holders of such Company's securities under any other agreements. Notwithstanding the foregoing, the Holders acknowledge that the Company is obligated, and may obligate itself from time to time in the future, to register its securities for other holders.

      (b) Amendments and Waivers. Except as otherwise provided in Section 6(g), the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Notes deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Notes are or would be convertible as of the date on which such consent is requested excluding, for this purpose only, any shares of Common Stock payable as a Make-Whole Premium (as defined in the Indenture) upon conversion of any Note). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier, (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

            (i) if to a Holder, at the most current address given by such Holder to the Company in the Purchase Agreement or upon any transfer of the Notes;

                with a copy (for informational purposes only) to:

                Schulte Roth & Zabel LLP
                919 Third Avenue
                New York, New York 10022
                Telephone: (212) 756-2000
                Facsimile: (212) 593-5955
                Attention: Eleazer N. Klein, Esq.

                and

                Sidley Austin Brown & Wood LLP
                787 Seventh Avenue
                New York, New York 10019
                Telephone: (212) 839.5360
                Facsimile: (212) 839.5599
                Attention: Robert Mandell, Esq.

           (ii) if to the Company, to:

                1800 West Loop South, Suite 500
                Houston, Texas 77027
                Attention: Herbert R. Allen, Chief Executive Officer with a copy (for informational purposes only) to:

                Andrews Kurth LLP
                600 Travis, Suite 4200
                Houston, Texas 77002
                Attention: G. Michael O'Leary

or to such other address as such person may have furnished to the other persons identified in this Section 8(c) in writing in accordance herewith.

      (d) Approval of Holders. Whenever the consent or approval of Holders is required hereunder, Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (e) Successors and Assigns. Any person who purchases any Notes or Registrable Securities from the Purchasers or any Holder shall be deemed, for purposes of this Agreement, to be an assignee of the Purchasers or such Holder, as the case may be. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided by this Agreement.

      (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

      (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. To the fullest extent permitted by applicable law, the Company and the Guarantors hereby irrevocably submit to the non-exclusive jurisdiction of any New York State court or Federal court sitting in the County of New York in respect of any suit, action or proceeding arising out of or relating to the provisions of this Agreement and irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN

CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

      (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

      (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

      (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such liquidated damages accrues prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

                            (SIGNATURE PAGES FOLLOW)

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                    COMPANY:

                                    INTEGRATED ELECTRICAL SERVICES, INC.

                                    By: /s/ Herbert R. Allen
                                        -----------------------
                                    Name: Herbert R. Allen
                                    Title: Chief Executive Officer

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    GUARANTORS:

                                    EACH OF THE GUARANTORS NAMED ON
                                    SCHEDULE II HERETO

                                    By: /s/ Herbert R. Allen
                                        -------------------------------

                                    Name: Herbert R. Allen

                                    Acting in his capacity as (i) the Chief
                                    Executive Officer of the Guarantors listed in Part I of Schedule II and (ii) Sole Manager and Chief Executive Officer of the general partner of each of the Guarantors listed in Part II of Schedule II (such general partners acting on behalf of such Guarantors).

                                    By: /s/ Victor Duva
                                        -------------------------

                                    Name: Victor Duva

                                    Acting in his capacity as the President of the Guarantors listed in Part III of
                                    Schedule II.

                                    By: /s/ John Seli
                                        -------------------------

                                    Name: John Seli

                                    Acting in his capacity as the Manager of the Guarantors listed in Part IV of Schedule II.

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    PURCHASERS:

                                    AMULET LIMITED

                                    By: Amaranth Advisors L.L.C., its Trading
                                        Advisor

                                    By: /s/ Karl Wachter
                                        ----------------------------
                                    Name: Karl J. Wachter
                                    Title: Authorized Signatory

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    PURCHASERS:

                                    MARATHON GLOBAL CONVERTIBLE MASTER FUND,
                                    LTD.

                                    By: /s/ A. Rabinowitz
                                        -----------------------------
                                    Name: Andrew H. Rabinowitz
                                    Title: Chief Financial Officer

               [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                     ANNEX A

                      INTEGRATED ELECTRICAL SERVICES, INC.

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

To be named as a selling securityholder in the prospectus, beneficial owners shall complete and deliver this Notice and Questionnaire within 20 business days after the date of the written request therefore by Integrated Electrical Services, Inc. (the "COMPANY" or "REGISTRANT"). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company within such 20 business day period will not be eligible to he named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities (as defined below) pursuant to the Shelf Registration Statement (as defined below).

The undersigned beneficial owner of Series A 6.5% Senior Convertible Notes due 2014 (the "NOTES") of the Company or common stock of the Company, $0.01 par value (the "common stock" or the "REGISTRABLE SECURITIES"), understands that the Registrant has filed or intends to file with the Securities and Exchange Commission a registration statement on Form S-1 or Form S-3 (the "SHELF REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November 24, 2004 (the "REGISTRATION RIGHTS AGREEMENT"), between the Company, the Guarantors (as defined therein) and the purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company within the 20 business day period described in the first paragraph of this Notice and Questionnaire will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and timely deliver this Notice and Questionnaire so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed (if timely delivered) Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable but in any event within five business days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

The undersigned beneficial owner (the "SELLING SECURITYHOLDER") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company's directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.    (a)   Full Legal Name of Selling Securityholder:

            ____________________________________________________________________

      (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

            ____________________________________________________________________

      (c) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in
            Item 3 below are held:

            ____________________________________________________________________

2.    Address for Notices to Selling Securityholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Telephone:
          ______________________________________________________________________

Fax:____________________________________________________________________________

Contact Person:

3.    Beneficial Ownership of Registrable Securities:

      (a) Type and Principal Amount or Number of Shares of Registrable Securities beneficially owned:

            ____________________________________________________________________

            ____________________________________________________________________

      (b)   CUSIP No(s). of such Registrable Securities beneficially owned:

            ____________________________________________________________________

            ____________________________________________________________________

4. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

      Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

      (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

            ____________________________________________________________________

            ____________________________________________________________________

      (b)   CUSIP No(s). of such Other Securities beneficially owned:

            ____________________________________________________________________

            ____________________________________________________________________

5.    Relationships with the Company:

      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:

      __________________________________________________________________________

      __________________________________________________________________________

6.    Broker-Dealers and their Affiliates

      (a) Is the Selling Securityholder a broker-dealer or an affiliate of a broker-dealer:

            Yes ____    No ____

      If so, please answer the remaining question in this section.

            (i) Please advise whether the notes were received by the Selling Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

      Note that in general we may be required to identify any registered broker-dealer as an underwriter in the prospectus.

            (ii) Except as set forth below, if the Selling Securityholder is a registered broker-dealer, the Selling Securityholder does not plan to make a market in the Registrable Securities. If the Selling Securityholder plans to make a market in the Registrable Securities, please indicate whether the Selling Securityholder plans to use the prospectus relating to the Registrable Securities as a market-making prospectus.

      (b)   Affiliation with Broker-Dealers

      Is the Selling Securityholder an affiliate(1) of a registered broker-dealer?

            Yes ____    No ____

      If so, please answer the remaining question in this section.

-------------------
(1) An "affiliate" of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

            (i) Please describe the affiliation between the Selling Securityholder and any registered broker-dealer.

            (ii) If the notes were purchased by the Selling Securityholder other than in the ordinary course of business, please describe the circumstances.

            (iii) Please advise whether the notes were received by the Selling
                  Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

            (iv) If the Selling Securityholder, at the time of its purchase of Registrable Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or undertakings.

      Note that if the Selling Securityholder is an affiliate of a broker-dealer and did not purchase its notes in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we may be required to identify the Selling Securityholder as an underwriter in the prospectus.

      (c)   Beneficial Ownership by Natural Persons:

      If the Selling Securityholder is an entity, does any natural person have voting or investing power over the Registrable Securities held by the Selling Securityholder?(2)

      If so, please state the person's or persons' name(s):

7.    Beneficial Ownership by Natural Persons or by a Board or Committee

      Is the Selling Securityholder a reporting entity with the Securities and Exchange Commission?

      Yes ____      No ____

            If the Selling Securityholder is a majority owned subsidiary of a reporting entity, identify the majority stockholder that is a reporting entity.

      If No, please answer the remaining questions in this section.

----------------------
(2) Please answer "Yes" if any natural person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Registrable Securities held by the Selling Securityholder.

            (i) Please name the natural person or person(s) having voting and/or investment control over the Selling Securityholder.(3)

            (ii) If the voting and/or investment control over the Selling Securityholder is held by board or committee, please state the name of the natural person or person(s) on such board or committee.

8.    Plan of Distribution:

      Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in
      Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker dealers or agents. If the Registrable Securities are sold through underwriters, broker dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over the counter market, (iii) in transactions otherwise than on such exchanges or services or in the over the counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker dealers that in turn may sell such securities.

      State any exceptions here:

      __________________________________________________________________________

      __________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities

---------------------
(3) Please include any natural person that, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Registrable Securities held by the Selling Securityholder.

pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first class mail or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 8 and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:__________________________      Beneficial Owner:_________________________

                                      By:_______________________________________

                                      Name:_____________________________________

                                      Title:____________________________________

              PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
             QUESTIONNAIRE TO INTEGRATED ELECTRICAL SERVICES, INC.

                 Integrated Electrical Services, Inc.
                 1800 West Loop South, Suite 500
                 Houston, Texas 77027
                 Attention: Herbert R. Allen, Chief Executive Officer

                                   SCHEDULE I

                                   PURCHASERS

AMULET LIMITED

MARATHON GLOBAL CONVERTIBLE MASTER FUND, LTD.

                                   SCHEDULE II

                                   GUARANTORS

PART I:

NAME                                                  STATE OF INCORPORATION

Pan American Electric, Inc.                           Tennessee

Houston-Stafford Electric Holdings III, Inc.          Delaware

Mills Electrical Contractors, Inc.                    Delaware

PART II:

NAME                                      STATE OF ORGANIZATION                  GENERAL PARTNER
----                                      ---------------------                  ---------------
Houston-Stafford Electrical               Texas                                  Houston-Stafford
Contractors LP                                                                   Management LLC, an
                                                                                 Arizona limited liability
                                                                                 company

Mills Electric LP                         Texas                                  Mills Management LLC, an
                                                                                 Arizona limited liability
                                                                                 company

PART III:

NAME                                                 STATE OF ORGANIZATION

Houston-Stafford Holdings LLC                        Arizona

Mills Electrical Holdings LLC                        Arizona

PART IV:

NAME                                                 STATE OF ORGANIZATION

Houston-Stafford Holdings II LLC                     Delaware

Mills Electrical Holdings II LLC                     Delaware